UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2007

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)

           Bermuda                  001-31468              98-0428969

 (State or Other Jurisdiction      (Commission          (I.R.S. Employer
     of Incorporation or           File Number)        Identification No.)
        Organization)

                                Montpelier House
                                94 Pitts Bay Road
                                 Pembroke HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 296-5550

                                 Not applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.


Item 7.01     Regulation FD Disclosure.

       On July 24, 2007, Montpelier Re Holdings Ltd. issued a press release announcing second quarter 2007 results, which is attached as Exhibit 99.1. The Company also posted its June 30, 2007 Financial Supplement on their website, which is attached as Exhibit 99.2.


Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

       The following exhibits are furnished as part of this report:

       99.1   Press Release of the Registrant, dated July 24, 2007
       99.2   June 30, 2007 Financial Supplement of the Registrant

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Montpelier Re Holdings Ltd.
                                         ---------------------------------------
                                                      (Registrant)

       July 25, 2007                      By: /s/ Jonathan B. Kim
--------------------------               ---------------------------------------
           Date                           Name:  Jonathan B. Kim
                                          Title: General Counsel and Secretary

Index to Exhibits

Exhibit No.              Description
------------------------------------

99.1          Press Release of the Registrant dated as of July 24, 2007
99.2          June 30, 2007 Financial Supplement of the Registrant